SUPPLEMENT NO. 2	FILED PURSUANT TO RULE 424(b)(3)
TO PROSPECTUS DATED APRIL 17, 2023	REGISTRATION NO. 333-250027

$125,000,000

MINISTRY PARTNERS INVESTMENT COMPANY, LLC

2021 Class A Debt Certificates

This Supplement No. 2 to the 2021 Class A Notes Prospectus, dated April 17, 2023 (the “Prospectus”), supplements, updates and includes information which forms a part of our registration statement on Form S-1 (No. 333-250027). The purpose of this Supplement No. 2 (the “Supplement”) is to disclose an update to the plan of distribution for the sale of the Company’s 2021 Debt Certificates (“Certificates”).

This Supplement should be read in conjunction with the Prospectus. The Prospectus is not complete without this Supplement and the Supplement should not be used other than with the Prospectus. All capitalized terms used in this Supplement shall have the same meaning as defined in the Prospectus. Please keep this prospectus supplement, together with Supplement No. 1, with your Prospectus for further reference.

INVESTING IN THESE CERTIFICATES INVOLVES RISKS. SEE THE SECTION ENTITLED “RISK FACTORS” beginning on page 21 OF THE pROSPECTUS FOR MORE INFORMATION.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Supplement No. 2 is August 8th, 2023.

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 1 of 17

PURCHASE OF DEBT CERTIFICATES BY INVESTMENT ADVISER CLIENTS

Pursuant to the terms and conditions of a Master Client Referrals Agreement ( “RIA Agreement”), the Company has agreed to permit the Certificates to be sold to clients of a registered investment adviser. All purchases must be approved by the Company based upon information provided by the adviser. Each order delivered by an investment adviser that participates in the offering and enters into the RIA Agreement will be an unsolicited order delivered by the adviser. Any adviser that participates in the offering under the terms of the RIA Agreement will receive no commission income or expense allowance from the Company or MP Securities, as the managing broker dealer for the offering. As the managing broker dealer for the offering, MP Securities will assist the Company and the registered investment adviser in completing any sales of the Certificates through the registered investment adviser. For each purchase of a Certificate made by the managing broker dealer or through a registered investment adviser, MP Securities will receive a 0.50% processing fee based upon the aggregate amount of Certificates purchased for services rendered to the Company in connection with the establishment of an investor account, reviewing applicable suitability requirements for the investor, ensuring that the Company has current and accurate investor information and providing the Company any other information it may reasonably request regarding the purchase. MP Securities will receive no sales commissions, expense allowance, marketing fees, or account servicing fees otherwise payable under the terms of the Managing Broker Dealer Agreement for sales of Certificates made to investors introduced by a registered investment adviser under the RIA Agreement.

A copy of the revised Purchase Application for the purchase of a Certificate by a natural person or by a legal entity is filed with this Supplement and will replace the current form of Exhibit D to the Prospectus.

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 2 of 17

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The Company has elected to incorporate by reference into this Supplement and the accompanying Prospectus the information we file with the SEC. This permits us to disclose important information to you by referring you to the documents that contain subsequently filed information with the SEC. When we file information with the SEC, the information that we file subsequently will automatically update this Supplement and the accompanying Prospectus. If there is a conflict or inconsistency between the information set forth in the Supplement and the accompanying Prospectus and/or information incorporated by reference into the Supplement and Prospectus, we encourage you to rely on the information contained in the document that was filed later.

We incorporate the documents listed below as well as any future filings made with the SEC under Sections 13(a),13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement, as amended, and prior to the effectiveness of the registration statement as well as after the effectiveness of the registration statement until the termination of the offering.

The following documents filed with the SEC are hereby incorporated by reference to this Prospectus:

(i)	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which was filed on May 11, 2023;
(ii)	Our Voluntary Supplemental Material filed with the SEC on May 02, 2023.

Our periodic and current reports contain important information about the Company. We believe these reports provide additional information to our investors. We will provide to each investor, including any beneficial owner, to whom a Prospectus is delivered, at no cost, a copy of any or all of the documents that are incorporated by reference to this Supplement and the accompanying Prospectus but not delivered with this Prospectus, upon written or telephonic request to us at our principal executive offices at the following address: Office of the Secretary, Ministry Partners Investment Company, LLC, 915 West Imperial Highway, Suite 120, Brea, California 92821, telephone: (714) 671-5720.

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 3 of 17

EXHIBIT D: SPECIMEN

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 4 of 17

MINISTRY PARTNERS INVESTMENT COMPANY, LLC
PURCHASE APPLICATION
(for Business, Non-Profit and Trust Entities)
2021 CLASS A DEBT CERTIFICATES

This Purchase Application ("Application") constitutes your offer, as Purchaser, who is not a natural person, to purchase the 2021 Class A Certificate(s) you identify in Section V, as described in the Prospectus dated April 17, 2023, as amended and supplemented (the "Prospectus"). Unless otherwise expressly stated, the capitalized terms used in this Application have the respective meanings set forth in the Prospectus. Unless otherwise stated, "you" or "your" refers to the entity or other non-natural person making this offer.

This Application is subject to the following terms and conditions.

PAYMENT. This Application must be accompanied by payment in full for the total amount of Certificates purchased stated in Section V below. Unless otherwise preauthorized, payment must be made by check payable to "Ministry Partners Investment Company, LLC," or via wire transfer.

SUITABILITY REQUIREMENTS. We will not accept this Application unless you represent to us that you satisfy one of the suitability requirements below by initialing on the appropriate line. For the purposes of the following requirements, "total gross assets" means the estimated fair market value of your assets. We and our Selling Agent, Ministry Partners Securities, LLC, are responsible for determining if the Certificate purchasers meet the suitability standards required by applicable federal, state and regulatory standards required for broker dealer firms that are selling the Certificates.

______ Initial	Your investment in the Certificate(s) does not exceed ten percent (10%) of your net assets and you have either (i) liquid assets of at least $50,000, <u>or</u> (ii) total gross assets of at least $500,000; OR
______ Initial	Your investment in the Certificate(s) does not exceed twenty percent (20%) of your net assets and you have either (i) liquid assets of at least $100,000, <u>or</u> (ii) total gross assets of at least $1,000,000.

Your broker or financial advisor will ask you for information to determine your ability to meet these suitability standards. You must verify that you have reviewed these suitability standards and that you meet the above-stated suitability standards.

We may, however, waive this concentration requirement for an investor who possesses sufficient means or sophistication, either alone or with the advice of a qualified financial advisor, to understand and tolerate the risks inherent in a concentrated investment in the Certificates, provided they acknowledge in writing their understanding of the concentration and illiquidity risks posed by their investment.

<u>ACCEPTANCE</u>. We may accept or reject your offer in this Application, in our sole and absolute discretion. In the event we reject this Application, we will promptly return your payment to you, without interest or reduction. If we accept this Application, we will open an account in our records (your "**Account**") in your name and you will become the holder of the Certificate(s) as of the date we accept this Application.

As required by the USA PATRIOT ACT, IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. <u>What this means for you</u>: When you purchase a Certificate, we will ask for your name, address, date of birth and other information that will allow us to identify you.

Deliver this Purchase Application to your securities broker, or registered representative of a registered investment adviser who is to deliver it on your behalf to:

MINISTRY PARTNERS INVESTMENT COMPANY, LLC IS OWNED BY CREDIT UNIONS. SECURITIES PRODUCTS OFFERED BY MINISTRY PARTNERS INVESTMENT COMPANY, LLC ARE NOT DEPOSITS OF, OBLIGATIONS OF, OR GUARANTEED BY ANY CREDIT UNION OR OTHER PERSON. THEY ARE NOT INSURED OR GUARANTEED BY THE NCUSIF OR ANY OTHER GOVERNMENT AGENCY OR PRIVATE INSURER. THESE PRODUCTS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL

08/2023 Page 1 of 7

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 5 of 17

I. Registration Type *(Only one Note registration type per purchase application)*

☐ Trust   Date Established: ________   Number of Trustees ______   ***Can Trustees act independently?*** ☐ Yes ☐ No

Trust type (select one): ◯ Charitable ◯ Family ◯ Living ◯ Revocable ◯ Irrevocable

☐ Corporation ☐ Limited Liability Company ☐ Partnership ☐ 501(c)(3) ☐ Other ____________

II. Purchaser Information

Legal Entity or Trust Name

Tax ID Number

Mailing Address (***If your mailing address is a PO Box please provide a physical address below)***

Physical Address, City, State, Zip

Phone Number

Fax Number

Website Address

☐ *Please check if your entity has been at the current address for less than one year.*

III. Authorized Person (Primary Contact)

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr.   Suffix ☐ Sr. ☐ Jr.

First, Middle, Last

Relationship to Entity

Mailing Address (***If your mailing address is a PO Box please provide a physical address below)***

Physical Address, City, State, Zip

Home Phone

Cell Phone

Work Phone

E-mail Address

USA PATRIOT Act Information (Required by Federal Law)

Date of Birth

Social Security

Country of Citizenship

ID Type

ID No.

Issue Date

Expiration Date

Issuing Entity/State/Country

08/2023

Page 2 of 7

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 6 of 17

IV. Authorized Person (Secondary Contact Information)

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. Suffix ☐ Sr. ☐ Jr.

First, Middle, Last

Relationship to Entity

Mailing Address (***If your mailing address is a PO Box please provide a physical address below)***

Physical Address, City, State, Zip

Home Phone

Cell Phone

Work Phone

E-mail Address

USA PATRIOT Act Information (Required by Federal Law)

Date of Birth

Social Security

Country of Citizenship

ID Type

ID No.

Issue Date

Expiration Date

Issuing Entity/State/Country

V. Authorized Person (Additional Contact Information)

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. Suffix ☐ Sr. ☐ Jr.

First, Middle, Last

Relationship to Entity

Mailing Address (***If your mailing address is a PO Box please provide a physical address below)***

Physical Address, City, State, Zip

Home Phone

Cell Phone

Work Phone

E-mail Address

USA PATRIOT Act Information (Required by Federal Law)

Date of Birth

Social Security

Country of Citizenship

ID Type

ID No.

Issue Date

Expiration Date

Issuing Entity/State/Country

08/2023

Page 3 of 7

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 7 of 17

VI. Purchase

Fixed Series

Category	Amount Purchased	Maturity (Term)	Interest Rate	Minimum Purchase
Fixed 1	____________	____ months	________%	$ 1,000
Fixed 25	____________	____ months	________%	$ 25,000
Fixed 50	____________	____ months	________%	$ 50,000
Fixed 100	____________	____ months	________%	$ 100,000
Fixed Series Total	____________			

Interest Payment Option (Select One): *If no option is selected, interest will be paid monthly.*

☐ **Deferred Interest Election:** Defer payment of all accrued interest on the Purchaser's Fixed Series Certificate(s) and add the interest so deferred to the principal balance of the Certificate(s). *
Note: We will pay no Asset Under Management Fees ("AUM Fees")

☐ **Monthly Payment Election:** I elect to receive all payments of interest on my Certificate(s).

Payment Method: *If no option is selected all principal and interest payments will be mailed to the address of record.*

☐ Mail to the address of record. ☐ ACH

Note: ACH Interest Payment Authorization form and voided check is required for ACH.

Variable Series

Category	Amount Purchased	Maturity (Term)	Interest Rate	Minimum Purchase
Variable 10	____________	60 Months	________%	$ 10,000
Variable 100	____________	60 Months	________%	$ 100,000
Variable 250	____________	60 Months	________%	$ 250,000
Variable Series Total	____________			

Interest Payment Option (Select One): *If no option is selected, interest will be paid monthly.*

☐ **Deferred Interest Election:** Defer payment of all accrued interest on the Purchaser's Variable Series Certificate(s) and add the interest so deferred to the principal balance of the Certificate(s). *
Note: We will pay no AUM Fees

☐ **Monthly Payment Election:** I elect to receive all payments of interest on my Certificate(s).

Payment Method: *If no option is selected all principal and interest payments will be mailed to the address of record.*

☐ Mail to the address of record. ☐ ACH

Note: ACH Interest Payment Authorization form and voided check is required for ACH.

Total Purchase: $ ____________ ***Make check payable to "Ministry Partners Investment Company, LLC"***

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Supplement No. 2 to Prospectus Dated April 17, 2023, Page 8 of 17

VII. Certain Acknowledgments, Representations and Agreements

You acknowledge and agree to each of the following:

(a) The information, acknowledgments and representations you provide to us in this Application, and may otherwise provide to us in writing, are true and correct as of the date of this Application and, should any material information you provide us change after the date of this Application, you will promptly provide us with the updated information.

(b) We will rely on the information, acknowledgments, representations and agreements in this Application in making a determination as to whether to accept you as a Purchaser in the Certificate(s). To the best of your information and belief the above information you supply us is true and correct in all respects. You agree that your representations will survive our acceptance of this Application.

(c) You have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment in the Note(s).

(d) You have received a copy of the Prospectus and you have had the opportunity to review the Prospectus, which includes, among other things, a description of the Company, its business, its most recent year end and quarterly financial statements, and the material risks involved in the Company's business.

(e) You acknowledge that it may not be possible to liquidate, sell or redeem the Certificate(s) in case of emergency. You are purchasing the Certificate(s) with the understanding and intent to hold the Certificate(s) until they are due and payable in accordance with their terms.

(f) You have determined that you are capable of bearing the economic risks of this investment, including the loss of your entire investment in the Certificate(s).

(g) You have the means of providing for your current financial needs and contingencies and have no need for liquidity in this investment.

VIII. Electronic Communications

_________ ______________________________________

Initial E-mail Address

By initialing above, the investor requests to receive all investment related communications electronically for all Debt Certificate investments purchased by investor. Communications include, but are not limited to, account statements, investor communications, annual, semi-annual and/or quarterly reports, tax forms, and other required reports. The investor may request a paper copy of a communication, account statement, report or Company communication from the Company at any time. The investor may also update an email address or change this election at any time by contacting the Company at 915 West Imperial Highway, Suite 120, Brea, California 92821 or call the Company's office at (800) 753-6742 . Changes may take up to 30 days to take effect. Consent to electronic delivery is terminated by an invalid email address. Costs associated with assessing the internet may be incurred and certain software may need to be downloaded in order to view the materials delivered electronically. Timely access to materials may not be available in the event of a system failure or network outage. The electronic delivery program may be changed or discontinued, and the terms may be amended at any time. In the event of discontinuation or as required by law, the investor will receive paper copies of all Debt Certificate related communications.

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Supplement No. 2 to Prospectus Dated April 17, 2023, Page 9 of 17

IX. Signatures

By executing this PURCHASE APPLICATION, each person executing this Application (each a "signatory") acknowledges and represents that: **(1)** they have received and reviewed the current Prospectus, **(2)** each of their questions concerning this offering has been answered to their satisfaction, **(3)** the entity Purchaser identified in Section II above (the "Entity") adopts and agrees to be bound by the terms and conditions of the Trust Indenture, **(4)** they have read and understand the prepayment terms and conditions as set forth in the Certificate(s), **(5)** the Entity has been duly organized according to the laws of its state and is duly authorized and has the power and authority to purchase the Certificate(s) identified in Section V, **(6)** each signatory is a natural person 21 years or older, has been duly elected and is legally holding the office set forth opposite their name, **(7)** each signatory has the power and authority to execute this Application, and (8) the purchase of the Certificate(s) is subject to the Company's acceptance of this Application and if so accepted, the signatories on behalf of the Entity agree to purchase the Certificate(s) identified in Section V. (Sign below exactly as printed in Sections III and IV.)

Digital ("electronic') signatures, often referred to as an "e-signature," enable paperless contracts and help speed up business transactions and are acceptable forms for the purchase of a securities investment . The electronically signed Purchase Application will be available to both, you and the Company, as well as the Company's managing broker dealer firm, so they can store and access it at any time. You and the Company each hereby consents and agrees that electronically signing this Purchase Application constitutes your signature, acceptance and agreement as if actually signed by you in writing. Further, all parties agree that no certification authority or other third-party verification is necessary to validate any electronic signature; and that the lack of such certification of third-party verification will not in any way affect the enforceability of your signature or resulting contract between you and the Company. You understand and agree that your e-signature executed in conjunction with the electronic submission of this Purchase Application shall be legally binding and such transaction shall be considered authorized by you. You agree your electronic signature is the legal equivalent of your manual signature on this Purchase Application. You consent to be legally bound by this Purchase Application's terms and conditions.

Under penalty of perjury, the signatories below certify that the number shown in Section II above is the correct taxpayer identification number of the entity mentioned in Section II and that none of the signatories has been notified by the Internal Revenue Service that the Entity is currently subject to backup withholding unless otherwise indicated.

Signature	Title	Print Name	Date
Signature	Title	Print Name	Date
Signature	Title	Print Name	Date

08/2023

Page 6 of 7

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 10 of 17

X. Broker Dealer/RIA Financial Advisor Information

Financial representative

The undersigned confirms on behalf of the managing broker-dealer, or registered investment advisor that that it (i) is registered and/or properly licensed in the state in which the sale of Debt Certificates to the investor executing this Purchase Application has been made; (ii) has reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) has discussed such investor's prospective purchase of Debt Certificates with such investor; (iv) has advised such investor or all pertinent facts with regard to the fundamental risks of the investment; (v) has delivered a current Prospectus and related supplements, if any, to such investor; (vi) has reasonable grounds to believe that the purchase of Debt Certificates is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor's suitability for a period of six years, that such investor meets the suitability standards of such an investment and that such investor has an understanding of the fundamental risks of the investment; and (viii) the purchase of the Debt Certificates is in the best interests of the investor. The undersigned financial representative or registered representative further represents and certifies that in connection with this Application to purchase Debt Certificates, he or she has complied with and has followed all applicable policies and procedures under his or her firm's existing anti-money laundering program and customer identification program.

Broker Dealer or RIA Firm Name ______________________ CRD number ______________

Financial Representative of RIA or representative of the BD Firm ______________________ CRD number ______________

Mailing Address ______________________ E-mail Address ______________________ Phone Number ______________

Financial Representative of RIA or representative of the BD Signature ______________________ Date ______________

Principal Signature (if applicable) ______________________ Date ______________

08/2023

Page 7 of 7

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 11 of 17

MINISTRY PARTNERS INVESTMENT COMPANY, LLC
PURCHASE APPLICATION
(for natural persons)
2021 CLASS A DEBT CERTIFICATES

This Purchase Application ("Application") constitutes your offer, as a natural person and Purchaser, to purchase the 2021 Class A Debt Certificates(s) you identify in Section IV, more particularly as described in the Prospectus dated April 17, 2023, as amended and supplemented (the "Prospectus"). Unless otherwise expressly stated, the capitalized terms used in this Application have the respective meanings set forth in the Prospectus.

This Application is subject to the following terms and conditions.

PAYMENT. This Application must be accompanied by payment in full for the total amount of Certificates purchased stated in Section IV below. Unless otherwise preauthorized, payment must be made by check payable to "Ministry Partners Investment Company, LLC" or via wire transfer.

SUITABILITY REQUIREMENTS. We will not accept this Application unless you represent to us that you satisfy one of the minimum suitability requirements below by initialing on the appropriate line. For the purposes of the following requirements, "net worth" means the estimated fair market value of your assets, excluding your personal residence. We and our managing broker dealer firm , Ministry Partners Securities, LLC, and your registered representative of a registered investment adviser that may participate in this offering as a selling agent will be responsible for determining if the Certificate purchasers meet the suitability standards required by applicable federal, state and regulatory standards required for firms that are selling the Certificates.

_______ Initial — Your investment in the Certificate(s) does not exceed ten percent (10%) of your net worth and you have either (i) a minimum annual gross income of at least $40,000 and a net worth of $40,000, <u>or</u> (ii) a net worth of at least $70,000; OR

_______ Initial — Your investment in the Certificate(s) does not exceed twenty percent (20%) of your net worth and you have either (i) a minimum annual gross income of at least $70,000 and a net worth of $70,000, <u>or</u> (ii) a net worth of at least $250,000

Your broker or financial advisor will ask you for information to determine your ability to meet these suitability standards. You must verify that you have reviewed these suitability standards and that you meet the above-stated suitability standards.

We may, however, waive this concentration requirement for an investor who possesses sufficient means or sophistication, either alone or with the advice of a qualified financial advisor, to understand and tolerate the risks inherent in a concentrated investment in the Certificates, provided they acknowledge in writing their understanding of the concentration and illiquidity risks posed by their investment.

<u>ACCEPTANCE</u>. We may accept or reject your offer in this Application, in our sole and absolute discretion. In the event we reject this Application, we will promptly return your payment to you, without interest or reduction. If we accept this Application, we will open an account in our records (your "**Account**") in your name and you will become the holder of the Certificate(s) as of the date we accept this Application.

As required by the USA PATRIOT ACT, IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. <u>What this means for you</u>: When you purchase a Certificate, we will ask for your name, address, date of birth and other information that will allow us to identify you.

Deliver this Purchase Application to your financial representative or, if sold by the managing broker dealer, to your securities broker dealer representative , who is to deliver it on your behalf to:

MINISTRY PARTNERS INVESTMENT COMPANY, LLC IS OWNED BY CREDIT UNIONS. SECURITIES PRODUCTS OFFERED BY MINISTRY PARTNERS INVESTMENT COMPANY, LLC ARE NOT DEPOSITS OF, OBLIGATIONS OF, OR GUARANTEED BY ANY CREDIT UNION OR OTHER PERSON. THEY ARE NOT INSURED OR GUARANTEED BY THE NCUSIF OR ANY OTHER GOVERNMENT AGENCY OR PRIVATE INSURER. THESE PRODUCTS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL

08/2023 1 of 6

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 12 of 17

I. Registration Type *(Only one Note registration type per purchase application)*

☐ **Individual** ☐ **Individual Transfer on Death (TOD form required)**

☐ **Joint Tenant** *Tenancy Clause (select one):* *Are the tenants married to each other?* Yes ☐ No ☐

◯ W/Right of Survivorship ◯ Community Property ◯ In Common ◯ Community Property w/ Right of Survivorship

---

☐ **Trust*** *Is the trustee also the grantor of the trust?* Yes ☐ *No ☐

Trust Name ____________ Date Established ____________ Tax ID Number ____________

Number of Trustees ________ ***Can Trustees act independently?*** ☐ Yes ☐ No

---

☐ **Uniform Transfer to Minor Act (UTMA)** ☐ **Uniform Gift to Minor Act (UGMA)** *Note: Enter minor's information in Section II and Custodian's contact information in Section III.*

Retirement: ☐ Traditional IRA ☐ ROTH IRA ☐ SEP IRA ☐ Simple IRA ☐ Beneficial IRA ☐ Beneficial ROTH

Custodian account number ____________ Name of Custodian ____________

Phone number ____________ Mailing Address ____________

** The applicant may be asked to furnish additional information when determining whether a retail or commercial application should be completed.*

II. Purchaser Information

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. Suffix ☐ Sr. ☐ Jr.

Name (include title if applicable) ____________

Mailing Address (***If your mailing address is a PO Box please provide a physical address below)***

Physical Address, City, State, Zip ____________

Home Phone ____________ Cell Phone ____________ Work Phone ____________ E-mail Address ____________

USA PATRIOT Act Information (Required by Federal Law)

Date of Birth ____________ Social Security ____________ Country of Citizenship ____________

ID Type ____________ ID No. ____________ Issue Date ____________ Expiration Date ____________ Issuing Entity/State/Country ____________

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Supplement No. 2 to Prospectus Dated April 17, 2023, Page 13 of 17

III. Additional Purchaser Information

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. Suffix ☐ Sr. ☐ Jr.

Name (include title if applicable)

Mailing Address (***If your mailing address is a PO Box please provide a physical address below)***

Physical Address, City, State, Zip

Home Phone | Cell Phone | Work Phone | E-mail Address

USA PATRIOT Act Information (Required by Federal Law)

Date of Birth | Social Security | Country of Citizenship

ID Type | ID No. | Issue Date | Expiration Date | Issuing Entity/State/Country

IV. Additional Purchaser Information

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Dr. Suffix ☐ Sr. ☐ Jr.

Name (include title if applicable)

Mailing Address (***If your mailing address is a PO Box please provide a physical address below)***

Physical Address, City, State, Zip

Home Phone | Cell Phone | Work Phone | E-mail Address

USA PATRIOT Act Information (Required by Federal Law)

Date of Birth | Social Security | Country of Citizenship

ID Type | ID No. | Issue Date | Expiration Date | Issuing Entity/State/Country

08/2023 3 of 6

Supplement No. 2 to Prospectus Dated April 17, 2023, Page 14 of 17

V. Purchase

Fixed Series

Category	Amount Purchased	Maturity (Term)	Interest Rate	Minimum Purchase
Fixed 1	____________	____ months	________%	$ 1,000
Fixed 25	____________	____ months	________%	$ 25,000
Fixed 50	____________	____ months	________%	$ 50,000
Fixed 100	____________	____ months	________%	$ 100,000
Fixed Series Total	____________			

Interest Payment Option (Select One): *If no option is selected, interest will be paid monthly.*

☐ **Deferred Interest Election:** Defer payment of all accrued interest on the Purchaser's Fixed Series Certificate(s) and add the interest so deferred to the principal balance of the Certificate(s). *
Note: We will pay no Asset Under Management Fees ("AUM Fees")

☐ **Monthly Payment Election:** I elect to receive all payments of interest on my Certificate(s).

Payment Method: *If no option is selected all principal and interest payments will be mailed to the address of record.*

☐ Mail to the address of record. ☐ ACH

Note: ACH Interest Payment Authorization form and voided check is required for ACH.

Variable Series

Category	Amount Purchased	Maturity (Term)	Interest Rate	Minimum Purchase
Variable 10	____________	60 Months	________%	$ 10,000
Variable 100	____________	60 Months	________%	$ 100,000
Variable 250	____________	60 Months	________%	$ 250,000
Variable Series Total	____________			

Interest Payment Option (Select One): *If no option is selected, interest will be paid monthly.*

☐ **Deferred Interest Election:** Defer payment of all accrued interest on the Purchaser's Variable Series Certificate(s) and add the interest so deferred to the principal balance of the Certificate(s). *
Note: We will pay no AUM Fees

☐ **Monthly Payment Election:** I elect to receive all payments of interest on my Certificate(s).

Payment Method: *If no option is selected all principal and interest payments will be mailed to the address of record.*

☐ Mail to the address of record. ☐ ACH

Note: ACH Interest Payment Authorization form and voided check is required for ACH.

Total Purchase: **$** ____________ ***Make check payable to "Ministry Partners Investment Company, LLC"***

VI. Certain Acknowledgments, Representations and Agreements

You acknowledge and agree to each of the following:

(a) The information, acknowledgments and representations you provide to us in this Application, and may otherwise provide to us in writing, are true and correct as of the date of this Application and, should any material information you provide us change after the date of this Application, you will promptly provide us with the updated information.

(b) We will rely on the information, acknowledgments, representations and agreements in this Application in making a determination as to whether to accept you as a Purchaser in the Certificate(s). To the best of your information and belief the above information you supply us is true and correct in all respects. You agree that your representations will survive our acceptance of this Application.

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Supplement No. 2 to Prospectus Dated April 17, 2023, Page 15 of 17

(c) You have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment in the Certificate(s).

(d) You have received a copy of the Prospectus and you have had the opportunity to review the Prospectus, which includes, among other things, a description of the Company, its business, its most recent year end and quarterly financial statements, and the material risks involved in the Company's business.

(f) You have determined that you are capable of bearing the economic risks of this investment, including the loss of your entire investment in the Certificate(s).

(g) You have the means of providing for your current financial needs and contingencies and have no need for liquidity in this investment.

VII. Electronic Communications

______ ________________________________

Initial E-mail Address

By initialing above, the investor requests to receive all investment related communications electronically for all Debt Certificate investments purchased by investor. Communications include, but are not limited to, account statements, investor communications, annual, semi-annual and/or quarterly reports, tax forms, and other required reports. The investor may request a paper copy of a communication, account statement, report or Company communication from the Company at any time. The investor may also update an email address or change this election at any time by contacting the Company at 915 West Imperial Highway, Suite 120, Brea, California 92821 or call the Company's office at (800) 753-6742 . Changes may take up to 30 days to take effect. Consent to electronic delivery is terminated by an invalid email address. Costs associated with assessing the internet may be incurred and certain software may need to be downloaded in order to view the materials delivered electronically. Timely access to materials may not be available in the event of a system failure or network outage. The electronic delivery program may be changed or discontinued, and the terms may be amended at any time. In the event of discontinuation or as required by law, the investor will receive paper copies of all Debt Certificate related communications.

VIII. Signatures

By executing this PURCHASE APPLICATION, I (we), as Purchaser(s), acknowledge and represent to you (the "Company") that: (1) I (we) have received and reviewed the Prospectus, (2) each of my (our) questions concerning this offering has been answered to my (our) satisfaction, (3) I (we) adopt and agree to be bound by the terms and conditions of the Trust Indenture, (4) I (we) have read and understand the prepayment terms and conditions as set forth in my (our) Certificate(s), (5) I am (each of us is) a natural person 21 years or older, (6) I (we) have the power and authority to execute this Application, and (7) I (we) understand that the purchase of the Certificate(s) is subject to the Company's acceptance of this Application and if so accepted, I (we) agree to purchase the Certificate(s) identified in Section IV. (Sign below exactly as printed in Sections II and III. For joint registrations, each registered Purchaser must sign.)

Digital ("electronic') signatures, often referred to as an "e-signature," enable paperless contracts and help speed up business transactions and are acceptable forms for the purchase of a securities investment . The electronically signed Purchase Application will be available to both, you and the Company, as well as the Company's managing broker dealer firm, so they can store and access it at any time. You and the Company each hereby consents and agrees that electronically signing this Purchase Application constitutes your signature, acceptance and agreement as if actually signed by you in writing. Further, all parties agree that no certification authority or other third-party verification is necessary to validate any electronic signature; and that the lack of such certification of third-party verification will not in any way affect the enforceability of your signature or resulting contract between you and the Company. You understand and agree that your e-signature executed in conjunction with the electronic submission of this Purchase Application shall be legally binding and such transaction shall be considered authorized by you. You agree your electronic signature is the legal equivalent of your manual signature on this Purchase Application. You consent to be legally bound by this Purchase Application's terms and conditions.

Under penalty of perjury, I (we) certify with my (our) signature(s) below that the number(s) shown in Section II and III is (are) my (our) correct taxpayer identification number(s). Also, I (we) have not been notified by the Internal Revenue Service that I (we) am (are) currently subject to backup withholding unless otherwise indicated.

Signature	Print Name	Date
Signature	Print Name	Date

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IX. Broker Dealer/RIA Financial Advisor Information

Financial representative

The undersigned confirms on behalf of the managing broker-dealer, or registered investment advisor that that it (i) is registered and/or properly licensed in the state in which the sale of Debt Certificates to the investor executing this Purchase Application has been made; (ii) has reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) has discussed such investor's prospective purchase of Debt Certificates with such investor; (iv) has advised such investor or all pertinent facts with regard to the fundamental risks of the investment; (v) has delivered a current Prospectus and related supplements, if any, to such investor; (vi) has reasonable grounds to believe that the purchase of Debt Certificates is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor's suitability for a period of six years, that such investor meets the suitability standards of such an investment and that such investor has an understanding of the fundamental risks of the investment; and (viii) the purchase of the Debt Certificates is in the best interests of the investor. The undersigned financial representative or registered representative further represents and certifies that in connection with this Application to purchase Debt Certificates, he or she has complied with and has followed all applicable policies and procedures under his or her firm's existing anti-money laundering program and customer identification program.

Broker Dealer or RIA Firm Name ______________________ CRD number ______________

Financial Representative of RIA or representative of the BD Firm ______________________ CRD number ______________

Mailing Address ______________ E-mail Address ______________ Phone Number ______________

Financial Representative of RIA or representative of the BD Signature ______________________ Date ______________

Principal Signature (if applicable) ______________________ Date ______________

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